UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015
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DOVER CORPORATION
(Exact name of registrant as specified in its charter)
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State of Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway
Downers Grove, Illinois 60515
(Address of principal executive offices)
(630) 541-1540
(Registrant’s telephone number, including area code)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 9, 2015, Dover Corporation (the “Company” or “Dover”) issued the Press Release attached hereto as Exhibit 99.1 announcing that Robert A. Livingston, President and Chief Executive Officer, will be speaking at the Morgan Stanley Laguna Conference in Laguna Beach, California on September 17, 2015 at 11:40 a.m. Pacific time. A link to the live audio webcast of the Company’s presentation will be available on the Company’s website (www.dovercorporation.com) prior to the webcast, and the replay will be archived on the website for approximately 90 days.

The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed by Dover under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a)    Financial statements of businesses acquired.
Not applicable.

(b)    Pro forma financial information.
Not applicable.

(c)    Shell company transactions.
Not applicable.

(d)    Exhibits.
The following exhibit is furnished as part of this report.

99.1 Dover Corporation Press Release dated September 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 11, 2015	DOVER CORPORATION
(Registrant)

		By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary